Convertible Secured Promissory Notes Payable	6 Months Ended
Jun. 30, 2014
Debt Disclosure [Abstract]
Convertible Secured Promissory Notes Payable

NOTE 8 – Convertible Secured Promissory Notes Payable

Secured Notes

On April 16, 2014, the Company sold $4.6 million of convertible secured promissory notes (“Secured Notes”) with an original issue discount of $0.6 million along with warrants to purchase up to 4.1 million shares of its common stock in a private placement to five institutional investors. The Company received gross proceeds of $4.0 million, less transaction expenses of approximately $0.2 million, of which $2.3 million has been placed in a control account pursuant the Control Agreement.  In connection with the issuance of the Secured Notes, the Company agreed to pay the placement agent 6.5% of the total principal amount of the Secured Notes, of which $0.2 million will be paid as the funds are released from the control account.  The placement agent was granted warrants to purchase up to 0.7 million shares of common stock.  The warrants are exercisable at $0.78 per share (subject to future anti-dilution adjustments) and expire on April 15, 2019.  The Company intends to use the proceeds for general corporate purposes.

The Secured Notes bear interest at a rate of 0.28% per year, subject to certain adjustments, and were originally set to mature in October 2015. The Secured Notes are convertible, at the holders’ option, into shares of the Company's common stock at $0.67 per share, subject to customary adjustments. Interest on the Secured Notes is payable quarterly and the principal amount of the Secured Notes will amortize monthly with payments originally set to begin on July 16, 2014. On each of the principal installment dates, the Company’s scheduled principal amortization payment will be an amount equal to $286,000. Monthly installment payments may be settled, at the Company’s option, in cash or shares of common stock, subject to certain conditions including: (i) the daily dollar trading volume of the Company's common stock during the thirty (30) trading days prior to the applicable date of determination shall be at least $50,000 commencing August 9, 2014; and (ii) the daily weighted average price of the Company's common stock for each trading day during the thirty (30) trading days ending on the trading day immediately prior to the applicable date of determination was initially set to be at least $0.50. Also subject to certain conditions, at any time, the holder may accelerate a limited amount of scheduled amortization payments.  On July 11, 2014, the Company and the holders of the Secured Notes amended certain of these terms of the Secured Notes (see Note 15).

In connection with the sale of the Secured Notes, the Company issued warrants to purchase up to 4.1 million shares of its common stock. The warrants are exercisable at $0.78 per share, subject to potential future anti-dilution adjustments. The warrants are exercisable immediately through April 15, 2019. In addition, the exercise price is also subject to a “full ratchet” pricing anti-dilution adjustment, subject to customary exceptions, in the event that the Company issues or is deemed to have issued securities at a price lower than the then applicable exercise price.

The Secured Notes were initially recorded net of a discount of $3.2 million, reflecting the fair value of the warrants and embedded derivatives within the Secured Notes on the issuance date and costs related to the issuance of the Secured Notes. See Note 9 for further detail on the fair value of the warrants and derivatives. The $3.2 million debt discount will be amortized through Other Expense on the condensed consolidated statements of operations, using the effective interest method, over the term of the Secured Notes.

Secured Notes payable consisted of the following:

	Secured Notes	Debt Discount	Net Total
Original Value - April 16, 2014	$4,575,000	$(3,236,000)	$1,339,000
Installation of payments	-	-	-
Amortization of debt discount	-	540,000	540,000
Ending balance - June 30, 2013	4,575,000	(2,696,000)	1,879,000

Less: Current Portion	(3,145,000)	2,407,000	(738,000)
Long Term Portion	$1,430,000	$(289,000)	$1,141,000

Derivative Liabilities

We apply the accounting standard that provides guidance for determining whether an equity-linked financial instrument, or embedded feature, is indexed to an entity’s own stock. The standard applies to any freestanding financial instruments or embedded features that have the characteristics of a derivative, and to any freestanding financial instruments that are potentially settled in an entity’s own common stock.

The common stock purchase warrants were not issued with the intent of effectively hedging any future cash flow, fair value of any asset, liability or any net investment in a foreign operation. The warrants do not qualify for hedge accounting, and as such, all future changes in the fair value of these warrants will be recognized currently in earnings until such time as the warrants are exercised or expire. These common stock purchase warrants do not trade in an active securities market, and as such, we estimate the fair value of these warrants and embedded conversion features using the Binomial Lattice model using the following assumptions:

2014
Annual dividend yield	—
Expected life (years)	1.5-5.0
Risk-free interest rate	0.08%-0.63%
Expected volatility	47.48%-52.22%

Expected volatility is based primarily on historical volatility of us and our peer group. Historical volatility was computed using weekly pricing observations for us and daily pricing observations for our peer group for recent periods that correspond to the expected term. We believe this method produces an estimate that is representative of our expectations of future volatility over the expected term of these warrants.

We currently have no reason to believe future volatility over the expected remaining life of these warrants is likely to differ materially from historical volatility. The expected life is based on the remaining term of the warrants. The risk-free interest rate is based on one-year to five-year U.S. Treasury securities consistent with the remaining term of the warrants.

The $2.1 million fair values of the warrants and embedded derivatives, which require bifurcation from the debt host, were recorded within long-term liabilities on the condensed consolidated balance sheets. The embedded derivatives relate to the conversion option, redemption in the case of an event of default and redemption in the case of a change in control features of the convertible secured note. The warrants and embedded derivatives will be marked to market quarterly, with any change recorded as an adjustment to the carrying value of these liabilities and the gain or (loss) on warrants and derivatives liabilities recorded in the consolidated statements of operations. The fair value of the warrants and embedded derivatives from the issuance date to the end of the quarter declined $0.1 million. Accordingly, this amount was recorded as a gain on derivative liabilities in the condensed consolidated statements of operations (see Note 9).

Derivative liabilities consisted of the following:

	Warrants Liability	Embedded Note Conversion Feature	Total
Original Value - April 16, 2014	$1,250,000	$828,000	$2,078,000
Adjustment to fair value	(26,000)	(104,000)	(130,000)
Ending balance - June 30, 2014	$1,224,000	$724,000	$1,948,000